Exhibit 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Management of
Inverness Medical Innovations, Inc.
Waltham, MA
We have audited the accompanying consolidated balance sheet of Laboratory Specialists of America, Inc. and subsidiaries (the “Company”) of December 31, 2009, and the related consolidated statements of income, changes in divisional equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Laboratory Specialists of America, Inc. and subsidiaries as of December 31, 2009 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 2, as of December 31, 2009, the Laboratory Specialists of America, Inc. was a wholly owned a subsidiary of Marsh & McLennan Companies, Inc.
As discussed in Note 10, on February 17, 2010, Laboratory Specialists of America, Inc. was acquired by Inverness Medical Innovations, Inc.
/s/ Deloitte & Touche LLP
February 25, 2010

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2009

REVENUES:
Laboratory services	$31,507,633
Product sales	5,280,069

36,787,702

OPERATING EXPENSES (Exclusive of items shown separately below):
Cost of services	18,803,801
Cost of sales	2,311,102
Selling	1,251,532
General and administrative	5,494,499
Depreciation and amortization	2,158,096
Management fees to Marsh & McLennan Companies, Inc.	1,754,455

31,773,485

INCOME FROM OPERATIONS	5,014,217

OTHER INCOME (EXPENSE):
Interest income	129,481
Interest expense	(2,784,425)

(2,654,944)

INCOME BEFORE INCOME TAX EXPENSE	2,359,273

INCOME TAX EXPENSE	1,172,375

NET INCOME	$1,186,898

The accompany notes are an integral part of this consolidated statement.

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2009

ASSETS
CURRENT ASSETS:
Cash	$1,034,738
Accounts receivable, net of allowance for doubtful accounts of $280,078	5,126,641
Prepaid expenses and other	115,171
Inventory	418,581
Deferred income taxes	163,749

Total current assets	6,858,880
Property, plant and equipment, net	3,353,785
Goodwill	72,546,918
Other intangible assets, net	11,201,745

TOTAL ASSETS	$93,961,328

LIABILITIES AND DIVISIONAL EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,074,679
Accrued expenses	2,255,951
Related party payables	1,584,697

Total current liabilities	4,915,327
Deferred income taxes, net	2,722,051

Commitments and contingencies (Note 6)

Divisional equity	86,323,950

TOTAL LIABILITIES AND DIVISIONAL EQUITY	$93,961,328

The accompany notes are an integral part of this consolidated statement.

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED DIVISIONAL EQUITY
YEAR ENDED DECEMBER 31, 2009

BALANCE — January 1, 2009	$83,368,871

Contribution by Marsh & McLennan Companies, Inc.	1,768,181
Net Income	1,186,898

BALANCE — December 31, 2009	$86,323,950

The accompany notes are an integral part of this consolidated statement.

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2009

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$1,186,898
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,158,096
Provision for losses on accounts receivable	(140,100)
Deferred taxes	(537,145)
Changes in operating assets and liabilities:
Accounts receivable	751,360
Prepaid expenses and other current assets	(3,328)
Inventory	136,720
Accounts payable	686,671
Accrued expenses	(419,577)

Net cash provided by operating activities	3,819,595

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(371,232)

Net cash used in investing activities	(371,232)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Repayment of loan from affiliate	(40,000,000)
Transactions with affiliates, net	8,259,371
Proceeds from centralized cash pool, included in related party payables	29,312,503

Net cash used in financing activities	(2,428,126)

INCREASE IN CASH	1,020,237

CASH AT BEGINNING OF PERIOD	14,501

CASH AT END OF PERIOD	$1,034,738

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Non-cash financing transactions:
Capital contribution from Marsh & McLennan Companies, Inc.	$1,768,181
Cash paid during the period for:
Income taxes	$186,300
The accompany notes are an integral part of this consolidated statement.

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
1.	ORGANIZATION

Laboratory Specialists of America, Inc. (the “Company”), through its wholly-owned subsidiary, Kroll Laboratory Specialists, Inc. (“KLS”), owns and operates two independent laboratories providing drug testing products and services to corporate and institutional clients, criminal justice agencies and drug treatment programs seeking to detect and deter the use of illegal drugs. As of December 31, 2009 and for the year then ended, the Company was a subsidiary of Marsh & McLennan Companies, Inc. (“MMC” or the “Ultimate Parent Company”), and was an operating unit of Kroll, Inc. (“Kroll” and a subsidiary of the Ultimate Parent Company).

Laboratory Specialists of America, Inc. was incorporated in Oklahoma on March 24, 1994. KLS was incorporated in 1978 in Louisiana, and its executive offices are located at 939 Lake Ave, Metairie, Louisiana.

KLS’s laboratory is certified by the Substance Abuse and Mental Health Services Administration (“SAMHSA”), the College of American Pathology (“CAP”), as well as eight states and local jurisdictions. Of the various certifications, SAMHSA certification is considered the most important by KLS. SAMHSA is a federal regulatory agency charged with the responsibility and authority to license laboratories performing forensic drug testing services for the Federal Government and its agencies and industries which are federally regulated, such as the Department of Transportation, Department of Defense, and others.

Properties

Our principal administrative office, together with our warehouse and distribution center, is located in Metairie, Louisiana. Our laboratory operations are located in Gretna, Louisiana and Richmond, Virginia.

2.	ACCOUNTING POLICIES

Basis of presentation: The financial statements present the consolidated results of operations, financial position and cash flows of Laboratory Specialists of America, Inc. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

These consolidated financial statements include management fees allocated to KLS from Kroll based on the percentage of KLS revenue to total Kroll revenues, adjusting for any specific identification of costs to KLS. The total management fee from Kroll is allocated from MMC which includes corporate and shared service expense allocations for certain corporate functions

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
historically provided to KLS by Kroll and MMC, including general expenses related to corporate functions such as executive oversight, information technology, risk management, accounting, audit, legal, compliance, insurance, investor relations, human resources, payroll, benefits administration, tax and other services. In the opinion of management, the expense and cost allocations have been determined on a basis considered to be a reasonable reflection of the utilization of services provided or the benefit received by during the period presented. The amounts that would have been or will be incurred on a stand-alone basis could differ from the amounts allocated due to economies of scale, differences in management judgment, a requirement for more or fewer employees, or other factors. Management does not believe, however, that it is practical to estimate what these expenses would have been had KLS operated as an independent entity, including any expenses associated with obtaining any of these services from unaffiliated entities. In addition, future results of operations, financial position and cash flows could differ materially from the historical results presented herein.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the allowance for doubtful accounts, fair value of goodwill, accrued expenses and deferred taxes. Actual results may differ from those estimates.

Revenue Recognition: We primarily recognize revenue when the following four basic criteria have been met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the fee is fixed or determinable and (4) collection is reasonably assured.

The majority of our revenue is derived from laboratory testing services. We recognize laboratory testing service revenues once the lab testing has been completed and the results have been made available to the client. Product revenue is recognized once the product has been shipped to the client and a shipment tracking number has been assigned.

Inventory: Inventories consist of laboratory supplies, specimen collection materials and point of care testing products purchased from third party manufacturers. Inventories are valued at the lower of cost or market value, using the first-in, first-out method.

Property, Plant, and Equipment: Fixed assets are stated at cost less accumulated depreciation and amortization. Depreciation of buildings, equipment, computers, vehicles, furniture and fixtures are provided on a straight-line basis over the estimated useful lives of these assets. Leasehold improvements are amortized on a straight-line basis over the period covered by the applicable lease or the estimated useful life of the assets, whichever is shorter. Land is not depreciated. Expenditure for maintenance and repairs are charged to operations as incurred. The

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
Company periodically reviews long-lived assets for impairment whenever events or changes indicate that the carrying value of the assets may not be recoverable.

Goodwill and Other Intangibles Assets: Goodwill represents an allocation from the Ultimate Parent Company associated with MMC’s acquisition of Kroll, as well as, the acquisition costs in excess of fair value of net assets acquired in an acquisition completed by the Company subsequent to the purchase of Kroll by MMC. Goodwill is reviewed at least annually for impairment. The Company performs an annual impairment test during the third quarter of each year. Fair value of the Company is estimated based on a comparison of its historical financial performance to comparable companies.

Other intangibles assets are amortized on a straight-line basis over their estimated useful lives. The Company continually evaluates whether events and circumstances have occurred that indicate the carrying value of the remaining estimated useful life of the intangible assets may warrant revision or that the remaining unamortized balance of the assets may not be recoverable. Factors, such as operating losses, loss of customers, loss or suspension of laboratory certification for an extended period, or changes in the drug testing industry, if present, indicate that the assets should be evaluated for possible impairment, the Company uses an estimate of the related undiscounted net cash flows over the remaining life of the assets in measuring whether they are recoverable. Although management believes that the intangible assets are currently recoverable over the respective remaining amortization periods, it is possible, due to a change in circumstance, that the carrying value could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period. The Company had no indefinite life intangible assets at December 31, 2009.

Income Taxes: The Company’s operations are included in the consolidated Federal income tax return and certain unitary state tax returns filed by MMC. For the purposes of these consolidated financial statements, the Company has computed the income taxes as if it were filing a separate return, The Company files a separate return for all other state and local income taxes.

The Company’s tax rate reflects its income and statutory tax rates in the various jurisdictions in which it operates. Judgment is required in determining the annual tax rate and in evaluating uncertain tax positions

The Company reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statement of operations. Accrued interest and penalties are included within the related tax liability in accrued expenses on the consolidated balance sheet.

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent management believe these assets will more likely than not be realized. In making such determination, management considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.

3.	SEGMENT REPORTING

The chief decision maker does not receive financial information beyond revenue and direct cost of sales. The Company reports revenues from laboratory services and product sales and the direct cost of sales related to each type of revenue on the consolidated statement of income. Due to the size and structure of the Company, no other expenses or assets are allocated.

4.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at December 31, 2009 were as follows:

	Estimated Useful Lives	2009
Land	N/A	$344,500
Building and leashold improvements	5-39 Years	2,683,532
Office equipment	3-10 Years	1,179,682
Lab equipment	3-10 Years	2,425,001
Vehicles	5 Years	87,801
Furniture and fixtures	5-15 Years	390,532

		7,111,048
Accumulated depreciation		(3,757,263)

		$3,353,785

Depreciation expense for the year ended December 31, 2009 was $451,823.
5.	GOODWILL AND OTHER INTANGIBLE ASSETS
The Company performed its annual impairment test utilizing the June 30, 2009 balances, which resulted in no impairment of goodwill.

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
Other intangible assets at December 31, 2009consisted of the following:

			Accumulated
	useful lives	Gross amount	amortization	Net amount

Customer lists	4-15 years	$17,301,004	$(8,343,426)	$8,957,578
Trade name	15 years	3,500,000	(1,283,333)	2,216,667
Non-complete	5 years	150,000	(122,500)	27,500

		$20,951,004	$(9,749,259)	$11,201,745

Aggregate amortization expense for the year ended December 31, 2009 was $1,706,273. The future aggregate annual amortization expenses are as follows:

2010	$1,604,021
2011	1,362,232
2012	1,147,947
2013	1,147,947
2014	1,147,947
2015 and thereafter	4,791,651
6.	COMMITMENTS AND CONTINGENCIES

During April, 2008, we entered into an arrangement to lease 12,500 square feet of space to house our administrative offices and warehouse operations. The term of lease was for 5 years commencing September 1, 2008 and expiring August 31, 2013. The lease agreement provides for annual basic rental payments of $119,700. The future minimum lease payments related to this obligation are as follows:

Years ending December 31,

2010	$119,700
2011	119,700
2012	119,700
2013	79,800
7.	LEGAL PROCEEDINGS

In the ordinary course of business, KLS from time to time is sued by individuals who have tested positive for drugs of abuse. To date, KLS has not had any material liability related to these claims, although there can be no assurance that KLS will not at some time in the future experience significant liability in connection with these types of claims. Based upon the prior

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
successful defense of similar–type litigation, management believes KLS has valid defenses to the plaintiff’s claims in all pending litigation, and KLS intends to vigorously defend itself in such litigation. KLS is not currently a defendant party in any legal proceedings other than routine litigation that is incidental to the business of KLS, and management believes the outcome of such legal proceedings will not have a material adverse effect upon the results of operations or financial condition of KLS.

8.	INCOME TAXES

The provision for income taxes in the current year consists of the following:

	Current	Deferred	Total
Federal	$1,140,126	$(485,243)	$654,883
State	569,394	(51,902)	517,492

Total	$1,709,520	$(537,145)	$1,172,375

The significant components of the deferred tax assets or liabilities and their balance sheet classifications at December 31, 2009 are as follows:

Deferred tax assets:

Accrued expense not currently deductible	$400,751

Deferred tax liabilities:
Unrealized gain from Katrina involuntary conversion	$1,699,739
Depreciation and amortization	1,259,314

$2,959,053

Balance sheet classification:
Current assets	$163,749
Deferred income taxes, net	$2,722,051

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits for the year-to-date period ended December 31, 2009.

Unrecognized tax benefit at January 1, 2009	$444,288
Gross increase tax positions in current period	149,005
Unrecognized tax benefit at December 31, 2009	$593,293
Included in the balance of unrecognized tax benefits at December 31, 2009 are $385,640 that, if recognized, would favorably affect the effective tax rate. Also included in the balance of unrecognized tax benefits at December 31, 2009 are $207,652 of tax benefits that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes. It is reasonably possible that the total amount of unrecognized tax benefits will decrease between zero and $144,348 in the next 12 months due to audit settlements and expirations of statutes of limitations. The total gross amount of accrued interest and penalties at December 31, 2009 before any applicable federal benefit was $83,864. The total amount of unrecognized tax benefits including interest and penalties is included in accrued expenses at December 31, 2009.
A reconciliation from the Federal statutory income rate to the Company’s effective income tax rate is shown below:

Income tax at the US statutory rate	$825,746	35.0%

Adjustments to reconcile to the statutory rate:
State tax expense	239,599	10.2%
Uncertain tax position	96,853	4.1%
Non-deductible expenses	10,177	0.4%

Total income tax expense	$1,172,375	49.7%

9.	RELATED PARTY TRANSACTIONS

MMC and Kroll provides to the Company’s employees, a match to 401(K) profit sharing-plan, as well as an offering of an employee stock purchase plan. The costs of these plans are included in the allocated management fee. The management for the year ended December 31, 2009 was $1,754,455. Several of Kroll affiliates are also clients of the Company. The revenue for the year ended December 31, 2009 from these entities is not material and the balances are settled through related party accounts. At December 31, 2009, there are no related receivables, liabilities or reserves associated with these revenues. Additionally, the Company provides services to third

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009
parties that are billed through another Kroll affiliate as part of a consolidated billing arrangement; these revenues totaled $30,320 for the year-ended December 31, 2009.

The Company participates in a centralized cash management pool with other affiliates that are fully funded through the transfer of excess funds with operating cash accounts maintained by the Company. This pool is utilized for the settlement of related party transactions, including the management fees as well as interest due on loan with an affiliate. As of December 31, 2009, the company had a payable to the cash pool of $1,128,086, which is included in related party payables on consolidated balance sheet.
In 2009, a long-term debt of $40,000,000 owed to KCMS, an affiliate of the Company and MMC, was settled through the use of the cash pool. The Company recorded interest expense relating to this debt of $2,784,425, for the year ended December 31, 2009. The total interest settled in 2009 was $4,001,083.
In 2009, MMC paid the 2008 corporate federal tax liability of the Company in the amount of $1,768,181, which was accounted for as a non-cash capital contribution.
10.	SUBSEQUENT EVENTS
On February 17, 2010, Inverness Medical Innovations, Inc. purchased the Company from Kroll Inc. for $110 million in cash, subject to the contractual working capital adjustments. In conjunction with the purchase agreement, the Company entered into a transition service agreement with Kroll for record transfer and continual technology support for a period of up to six months following the closing. Fees for these services are variable based on the terms of the agreement.
The Company has evaluated subsequent events through February 25, 2010, the date on which these financial statements were issued.